ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY


                              PROSPECTUS SUPPLEMENT

                             DATED FEBRUARY 13, 2004

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED FEBRUARY 13, 2004
                                       FOR
      PREMIUM PLUS DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACT
                 (THE "GOLDENSELECT PREMIUM PLUS(R) PROSPECTUS")
              ISSUED BY ING USA ANNUITY AND LIFE INSURANCE COMPANY
                       FOR USE ONLY IN THE STATE OF OREGON
                              -------------------------

The information in this supplement updates and amends certain information contained in the above listed prospectus. You should read and keep this supplement along with the prospectus.

For Contracts issued in the State of Oregon, the following provisions apply:

1. PREMIUM PAYMENTS MAY BE MADE IN THE FIRST CONTRACT YEAR ONLY. Please see the Prospectus for applicable minimums for initial and additional premium payments.

2.   The annuity start date must be:

     a. at least 9 years from the contract date or the 9th contract anniversary following the most recent premium payment, if later; and

     b. before the month end of the month immediately following the annuitant's 90th birthday or 10 years from the contract date, if later.

3. If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%.

4. A surrender charge will not be deducted if the Contract is surrendered on the annuity start date.

5.   The 7% Solution Enhanced Death Benefit is not available.

6. This Minimum Guaranteed Accumulation Benefit is available only in the state of Oregon.

The following describes the Minimum Guaranteed Accumulation Benefit Rider for Oregon Contracts.

OPTIONAL RIDER CHARGES. You may purchase one of three optional benefit riders that you may elect at issue. So long as the rider is in effect, we will deduct a separate quarterly charge for each optional benefit rider through a pro rata reduction of the contract value of the subaccounts in which you are invested. If there is insufficient contract value in the subaccount, we will deduct the charges from your Fixed Interest Allocations nearest their maturity date. We deduct each rider charge on each quarterly contract anniversary in arrears, meaning we deduct the first charge on the first quarterly anniversary following the rider date. For a description of the riders and the defined terms used in connection with the riders, see "The Annuity Contract -- Optional Riders."

MINIMUM GUARANTEED ACCUMULATION BENEFIT (MGAB). The quarterly charge for the MGAB rider is as follows:

-------------------------- -----------------------------------------------------
Waiting Period             Quarterly Charge
-------------------------- -----------------------------------------------------
10 Year                    0.1625% of the MGAB Charge Base  (0.65% annually)
-------------------------- -----------------------------------------------------

MINIMUM GUARANTEED ACCUMULATION BENEFIT RIDER (MGAB). The MGAB rider is an optional benefit which provides you with an MGAB intended to guarantee a minimum contract value at the end of a specified waiting period. All premiums added to your Contract during the first contract year and after the rider date are included in the MGAB Base ("eligible premiums"). Although the rider indicates a two-year period for payment of eligible premiums, this does NOT extend the one-year period that premiums may be paid under the contract.

The MGAB is a one-time adjustment to your contract value if your contract value on the MGAB Date is less than the MGAB Base. The MGAB Date is the next business day after the applicable waiting period. We calculate your Minimum Guaranteed Accumulation Benefit on this date. The MGAB rider may offer you protection if your Contract loses value during the MGAB waiting period. For a discussion of the charges we deduct under the MGAB rider, see "Optional Rider Charges."

The MGAB rider has a waiting period of ten years and guarantees that your contract value at the end of ten years will at least equal your initial premium payment plus credits, reduced pro rata for withdrawals and reduced pro rata for transfers made within 3 years prior to the MGAB Date.

     CALCULATING THE MGAB.  We calculate your MGAB as follows:

        1) WE FIRST DETERMINE YOUR MGAB BASE. The MGAB Base is only a calculation used to determine the MGAB. It does not represent a contract value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your annuity income, cash surrender value and death benefits.

             The MGAB Base is the initial premium plus credits (or contract value), plus subsequently allocated eligible premiums and credits, adjusted for withdrawals and transfers. Contract value is used as the initial value if the rider is added after the contract date. There is no accumulation of MGAB Base.

             We use the MGAB Charge Base to determine the periodic MGAB rider charges. The MGAB Charge Base equals the MGAB Base. Withdrawals reduce the MGAB Base and MGAB Charge Base on a pro rata basis. Any transfer within 3 years of the MGAB Date (regardless of the funds involved) reduces the MGAB Base and MGAB Charge Base on a pro rata basis, based on the percentage of contract value transferred.

        2) WE THEN SUBTRACT YOUR CONTRACT VALUE ON THE MGAB DATE FROM YOUR AGGREGATE MGAB BASE. The contract value that we subtract includes both the contract value in the subaccounts in which you are invested and the contract value in your Fixed Interest Allocations, if any.

        3) ANY POSITIVE DIFFERENCE IS YOUR MGAB. If there is a MGAB, we will automatically credit it on the MGAB Date to the subaccounts in which you are invested pro rata based on the proportion of your contract value in the subaccounts on that date, unless you have previously given us other allocation instructions. If you do not have an investment in any subaccount on the MGAB Date, we will allocate the MGAB to the Liquid Assets subaccount on your behalf. After we credit the MGAB, the amount of your annuity income, cash surrender value and death benefits will reflect the crediting of the MGAB to your contract value to the extent the contract value is used to determine such value.

     PURCHASE. To purchase the MGAB rider, you must be age 80 or younger on the rider date. The waiting period must end at or before your annuity start date. The MGAB rider may be purchased (i) on the contract date, and (ii) within 30 days following the contract date. For contracts issued more than 30 days before the date this rider first became available, the Company may in its discretion allow purchase of this rider during the 30-day period preceding the first contract anniversary after the date of this prospectus, or the date of state approval, whichever is later.

     THE MGAB DATE. If you purchased the MGAB rider on the contract date or added the MGAB rider within 30 days following the contract date, the MGAB Date is your 10th contract anniversary. If you added the MGAB rider at a later date, your MGAB Date will be the first contract anniversary occurring after 10 years after the rider date. The MGAB rider is not available if the MGAB Date would fall beyond the latest annuity start date.

     CANCELLATION. You may not cancel the MGAB rider.

     NOTIFICATION. We will report any crediting of the MGAB in your first quarterly statement following the MGAB Date.
































ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.

131922--PremPlus--Oregon                                              02/13/2004